ASSIGNMENT OF PROMISSORY NOTE


                  THIS AGREEMENT is made as of the 29th day of July, 1999.

B E T W E E N

                           CHEROKEE MINING COMPANY, INC., a
                           corporation incorporated under the laws of the State of Wyoming,

                           (hereinafter called the "Assignor")

                                                              OF THE FIRST PART,

                           -and

                           INFOCAST CORPORATION, a corporation
                           incorporated under the laws of the State of Nevada,

                           (hereinafter called the "Assignee")

                                                             OF THE SECOND PART.

                  WHEREAS the Assignor is the holder of a promissory note (the "Promissory Note") issued by Silver Wing Co., Inc., (the "Maker") dated the 29th day of July, 1999 for the principle sum of US$250,000 plus interest at a rate per annum equal to the Prime Rate (as more particularly set out in the Promissory Note);

                  AND WHEREAS the Assignor has agreed to assign all of its right, title and interest in the Promissory Note to the Assignee;

                  AND WHEREAS capitalized terms not defined herein shall have the meanings ascribed to them in the Promissory Note;

                  NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the sum of One Dollar in lawful money of the United States of America (US$1.00) now paid by the Assignee to the Assignor (the receipt and sufficiency of which is hereby acknowledged) and in consideration of the mutual terms and covenants herein set forth, the parties hereto covenant and agree as follows:

1. The Assignor does hereby agree to assign, set over, transfer, grant and convey to the Assignee all of its right, title and interest in and to the Promissory Note.


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2.                The Assignor  represents  and warrants to the Assignee that it has full power and authority to assign the Promissory Note to the Assignee.

3. The parties hereto further covenant and agree that they will each execute such further and other documents and do all such further and other things as may be necessary or requisite in connection with this Agreement.

4. This Agreement shall enure to the benefit of the heirs, executors, administrators, successors and assigns of the Assignee and shall be binding upon the successors and assigns of the Assignor.

                  IN WITNESS WHEREOF the parties have executed this assignment as of the day and year first written above.


                                        CHEROKEE MINING COMPANY, INC.



                                        Per:   /s/
                                               ---------------------------------


                                        INFOCAST CORPORATION



                                        Per:   /s/ A.T. Griffis
                                               ---------------------------------






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